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                                                                    EXHIBIT 10.2
                                                                    ------------

THIS SHARE SALE AGREEMENT is made on 19 September 2001

BETWEEN

(1) JLM INTERNATIONAL INC., a company incorporated in the State of Delaware, United States of America and whose registered office is at 8675 Hidden River Parkway Tampa, FL 33637, the United States of America (the "Vendor"); and

(2) CHAN KWOK WENG (Singapore NRIC no. S1158405E), of 22 Jalan Kebaya, Singapore 278313, KONG HWAI MING (Singapore NRIC no. S2506588C), of Blk 35, Toa Payoh, Lorong 5, #10-333, Singapore 310035 and UNIBROS INVESTMENT PTE LTD (company registration no. 199605803R), of 101 Cecil Street #19-10/11, Tong Eng Building, Singapore 069533 (hereinafter called the "Purchasers", which expression shall, unless the context otherwise requires, include any one of them).

WHEREBY IT IS AGREED as follows:

1.       INTERPRETATION

1.1 This Agreement is supplemental to the Letter of Intent dated 31 August 2001 signed by the Vendor and the said CHAN KWOK WENG, KONG HWAI MING and RUSLI GUNAWAN (the "LOI") and all the terms and conditions contained in the LOI shall, with necessary modifications, be deemed to be incorporated herein.

1.2      In this Agreement, unless the context otherwise requires:

         1.2.1 words and expressions which have been defined or construed in the LOI shall have the same meanings when used herein;

         1.2.2 "Completion" means the completion of the sale and purchase of the Shares in accordance with paragraph 3 of the LOI;

         1.2.3 "Obligor" shall mean, in relation to a Third Party Liability, SEAN DAMON MACDONALD, JOHN LYNAM MACDONALD, JLM Industries Inc., the Vendor or any other corporation related to or associated with the Vendor; and "Obligors" shall be construed accordingly;

         1.2.4 words importing the singular number shall include the plural and vice versa;

         1.2.5 words importing any particular gender shall include all other genders;

         1.2.6 references to persons shall include bodies of persons whether corporate or incorporate; and

         1.2.7 references to any Clause or Schedule shall mean a clause of or schedule to this Agreement.


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1.3      In its application to this Agreement, the LOI shall be construed so that all references in whatever terms therein to the "Purchasers as defined herein, namely, the said CHAN KWOK WENG, KONG HWAI MING and UNIBROS INVESTMENT PTE LTD or any one of them.

1.4 Except as otherwise stipulated in Clause 1.3, in event of any conflict or inconsistency between the provisions of the LOI and the other provisions of this Agreement, the provisions of the LOI shall prevail.

1.5 The obligations of the Purchasers under the LOI and this Agreement shall be joint and several.

1.6 Clause headings in this Agreement are for each of reference only and shall not in any way affect the construction or interpretation of any of its provisions.

         2.       AGREEMENT FOR SALE OF SHARES

                  In pursuance of the agreement set out in the LOI, the Vendor shall sell and the Purchasers shall purchase free from encumbrances on Completion all the Shares together with all rights attaching to them subject to and upon the terms and conditions set out in the LOI and this Agreement.

         3.       COMPLETION ITEMS

         3.1 The personal guarantee referred to in paragraph 3.2:1(c) of the LOI shall be in the form or substantially the form set out in Schedule 1.

         3.2 The resignations and written acknowledgements referred to in paragraph 3.2:2(a) of the LOI shall be in the form or substantially the form set out in Schedule 2.

         4.       INDEMNITY

                  The Purchasers hereby undertake to the Vendor (both for itself and as agent for and on behalf of the other Obligors) that if any Third Party Liability shall not be discharged on Completion, or if any such discharge is set aside under any applicable law or proves for any reason to have been invalid, the Purchasers shall on demand indemnify the respective Obligor or the Vendor from and against any loss damage or liability which that Obligor or the Vendor may suffer or incur under or in connection with that Third Party Liability.

         5.       ACCESS TO RECORDS

                  Notwithstanding Completion, the Purchasers shall procure that the Company give to the Vendor and/or its representatives reasonable access to all the accounting books and records of the Company at all reasonable times and on reasonable advance notice if the Vendor requires the same in connection with any enquiry, notice or direction of any governmental or other relevant authority. The


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                  Purchasers shall procure that the Company maintains the
                  accounting books and records in the manner and for the period stipulated by section 67 of the Income Tax Act (Cap. 134).

         6.       TAXES

                  The Price and all other amounts payable by the Purchasers under or in connection with the LOI and this Agreement are exclusive of goods and services tax; and any such tax, if payable, shall be borne by the Purchasers and paid on demand.

         7.       COMMUNICATIONS

         7.1 All notices, requests, demands or other communications under or in connection with this Agreement shall be given or made in writing and sent by registered mail or transmitted by facsimile as specified below:

                  7.1.1    to the Vendor        JLM INTERNATIONAL INC.
                                                8675 Hidden River Parkway
                                                Tampa, FL  33637
                                                United States of America

                                                Fax no.: (813) 632 3315


                  7.1.2    to the Purchasers    MR. CHAN KWOK WENG
                                                MR. KONG HWAI MING
                                                M/S UNIBROS INVESTMENT PTE LTD
                                                c/o 230 Orchard Road #10-234
                                                Faber House
                                                Singapore 238854

                                                Fax no.: (65) 235 6342


         7.2 Any notice, request, demand or other communication shall be deemed to have been received by the addressee, if sent by prepaid registered mail, two business days after posting; and if despatched by hand or transmitted by facsimile, at the time of the despatch or transmission provided that if the time of despatch or transmission does not occur on a business day, then such notice, request, demand or other communication shall only be deemed to have been received on the immediate succeeding business day. For the purposes of this Clause 7.2, a "business day" shall mean any day other than a Saturday, Sunday or public holiday in Singapore or the United States of America.

         8.       COSTS

                  All expenses incurred by or on behalf of the parties, including all fees or agents, solicitors, accountants and other persons employed by either of the parties in connection with the negotiation, preparation and execution of this Agreement

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                  shall be borne solely by the party which incurred them. The
                  Purchasers shall bear all stamp duties payable in respect of the Transfers.

         9.       ENTIRE AGREEMENT AND SCHEDULES

                  The LOI, this Agreement and the Schedules constitute the entire agreement and understanding between the parties with respect to all matters to which they relate and supersede any prior or other agreement or understanding made or purported to have been made between the parties hereto with respect to any such matter.

         10.      INVALIDITY

                  If any term or provision in this Agreement shall in whole or in part be held to any extent to be illegal or unenforceable under any enactment or rule of law, that term or provision or part shall to the extent be deemed not to form part of this Agreement and the enforceability of the remainder of this Agreement shall not be affected.

         11.      SURVIVAL OF TERMS

                  Notwithstanding Completion, the provisions of the LOI and this Agreement shall, insofar as they have not been fulfilled or discharged, remain in full force and effect.

         12.      PROPER LAW

         12.1 This Agreement shall be governed by and interpreted and construed in accordance with the laws of Singapore.

         12.2 Each party agrees that any suit, action or proceeding in respect of any dispute or difference whatsoever arising out of or in connection with this Agreement ("Proceedings") may be brought in the Courts of Singapore and irrevocably submits itself to the non-exclusive jurisdiction of those courts. The submission by each party to such jurisdiction shall not (and shall not be construed so as to) limit the right of the other party to commence any Proceedings arising out of this Agreement in whatsoever jurisdiction as the other party shall in its absolute discretion deem fit nor shall the commencement of any such Proceedings in one jurisdiction preclude the other party from beginning any further or other such Proceedings in the same or any other jurisdiction, whether concurrently or not.

         12.3 Each party hereby irrevocably and unconditionally waives any objection which it may now or hereafter have to the choice of Singapore as the possible venue of any Proceedings. Each party also agrees that a final judgement against it in any such Proceedings shall be final and conclusive and may be enforced in any other jurisdiction, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.


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          13.     COUNTERPARTS

          This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when executed and delivered shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

          14.     SIGNING OF LOI BY RUSLI GUNAWAN AS AGENT

          For the avoidance of doubt, the said UNIBROS INVESTMENT PTE LTD hereby acknowledges and declares that the LOI was signed by Mr. Rusli Gunawan as agent for and on behalf of the said UNIBROS INVESTMENT PTE LTD; and the said UNIBROS INVESTMENT PTE LTD hereby agrees and undertakes to observe, perform and be bound in every respect by the terms and conditions contained in the LOI.

IN WITNESS the parties hereto have executed this Agreement.

SIGNATURE OF THE VENDOR               JLM INTERNATIONAL INC.
                                      by:

                                      /s/ JOHN LYNAM MACDONALD
                                      ------------------------------------
                                      JOHN LYNAM
                                      MACDONALD

WITNESSED BY

                                      ------------------------------------


SIGNATURE OF THE PURCHASER            /s/ CHAN KWOK WENG
                                      ------------------------------------
                                      CHAN KWOK WENG

WITNESSED BY                          /s/ CHENG SEOW PENG
                                      ------------------------------------


SIGNATURE OF THE PURCHASER            /s/ KWONG HWAI MING
                                      ------------------------------------


WITNESSED BY                          /s/ CHENG SEOW PENG
                                      ------------------------------------


SIGNATURE OF THE PURCHASER            UNIBROS INVESTMENT PTE LTD
                                      by:

                                      /s/ RUSLI GUNAWAN
                                      ------------------------------------
                                      RUSLI GUNAWAN

WITNESSED BY                          /s/ CHENG SEOW PENG
                                      ------------------------------------